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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   Form 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 March 4, 1997
                          ---------------------------
                           (Earliest Event Reported)



                          First Citizens Corporation
                        ------------------------------
                         (Exact Name of Registrant as
                           Specified in its Charter)


         Georgia                     333-4304                   58-2232785
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
of Incorporation)                                         Identification Number



                  19 Jefferson Street, Newnan, Georgia 30263
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                   (Address of principal executive offices)


                                (770)-253-5017
                         -----------------------------
                        (Registrant's Telephone Number)


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant.

On March 4, 1997, the Company's Audit Committee of the Board of Directors elected to dismiss KPMG Peat Marwick LLP as the independent auditors of Newnan Savings Bank, FSB, a wholly-owned subsidiary of the Company. That same day, the Company engaged Maudlin & Jenkins, CPA's to replace KPMG Peat Marwick LLP. Pursuant to Item 302 of Regulation S-B, the Company discloses the following information:

1.   KPMG Peat Marwick LLP was dismissed on March 4, 1997.

2. The report prepared by KPMG Peat Marwick LLP on the consolidated financial statements of Newnan Savings Bank, FSB and subsidiaries for the fiscal years ending March 31, 1996 and 1995 did not contain an adverse opinion or disclaimer of opinion, nor was the report modified as to audit scope or accounting principles.

3. The decision to dismiss KPMG Peat Marwick LLP was recommended and approved by the Audit Committee of the Board of Directors.

4. There were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure or any other matter requiring disclosure pursuant to Item 304 of Regulation S-B.

The Company provided KPMG Peat Marwick LLP with a copy of this disclosure and requested it to furnish a letter addressed to the Commission within ten business days stating whether it agrees with the statements made herein. A copy of this letter prepared by KPMG Peat Marwick LLP is attached hereto as Exhibit 16(a).
In addition, a copy of a letter prepared by KPMG Peat Marwick LLP confirming the cessation of the accounting relationship with the Registrant is attached hereto as Exhibit 16(b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, First Citizens Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     This 11th day of March, 1997.

                                         FIRST CITIZENS CORPORATION

                                         BY:  /s/ Tom Moat
                                            --------------------------------
                                            Tom Moat
                                            Chief Executive Officer


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Exhibits
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       16(a) Letter from KPMG Peat Marwick LLP to SEC dated March 10, 1997
       16(b) Letter from KPMG Peat Marwick LLP to First Citizens Corporation dated March 10, 1997

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